UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
October 21, 2004

INFORMATION HOLDINGS INC.

(Exact name of registrant as specified in its charter)

Delaware	1-14371	06-1518007
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2777 Summer Street, Suite 602, Stamford, CT	06905
(Address of principal executive offices)	(Zip Code)

(203) 961-9106
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

        ☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

        ☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

        ☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

        ☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.              RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

On October 21, 2004, Information Holdings Inc. (the “Company”) issued a press release announcing the Company’s preliminary results for its quarter ended September 30, 2004.  A copy of this press release is attached hereto as Exhibit 99.1 to this Form 8-K.  This Form 8-K and Exhibit 99.1 hereto are furnished pursuant to Item 2.02 of Form 8-K and are therefore not considered “filed” with the Securities and Exchange Commission (“SEC”).

Item 9.01.              FINANCIAL STATEMENTS AND EXHIBITS.

(a)     Not applicable.

(b)     Not applicable.

(c)     Exhibits.

          The following exhibit is part of this report:

Exhibit No.	Description
99.1*	Copy of the Company’s press release, issued on October 21, 2004.

*             Exhibit 99.1 is being furnished to the Securities and Exchange Commission (“SEC”) pursuant to Item 2.02 and is not being filed with the SEC.  Therefore, this Exhibit 99.1 is not incorporated by reference into any of the Company’s other SEC filings.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INFORMATION HOLDINGS INC.

Date: October 21, 2004
	By:	/s/ Vincent A. Chippari
		Name:	Vincent A. Chippari
		Title:	Executive Vice President and Chief Financial Officer

Exhibit No.	Description
99.1*	Copy of the Company’s press release, issued on October 21, 2004.

*

Exhibit 99.1 is being furnished to the SEC pursuant to Item 2.02 and is not being filed with the SEC.  Therefore, this exhibit 99.1 is not incorporated by reference in any of the Company’s other SEC filings.